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                                                                    Exhibit 21.1
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                                                                                       Ownership
Subsidiary                                                                             Percentage
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
Titan Exploration, Inc., (a Delaware Corporation)                                         100%
Pure Resources Holdings, Inc. (a Nevada corporation)                                      100%
Pure Resources I, Inc. (a Delaware corporation)                                           100%
Pure Resources, L.P. (a Texas limited partnership)                                        100%
PK I, L.P. (a Delaware limited partnership)                                               100%
PK II, L.P. (a Delaware limited partnership)                                              100%
PK III, L.P. (a Delaware limited partnership)                                             100%
PK IV, L.P. (a Delaware limited partnership)                                              100%
Pure Partners, L.P. (a Delaware limited partnership)                                       95%
Titan Offshore, Inc. (a Delaware corporation)                                             100%
OEDC, Inc. (a Delaware corporation)                                                       100%
PRS Offshore, L.P. (a Texas limited partnership)                                          100%
Carrollton Resources, L.L.C. (a Louisiana limited liability corporation)                  100%
Pure GP, LLC (a Delaware limited liability corporation)                                   100%
Pure Resources Holdings, LLC (a Nevada limited liability corporation)                     100%
HEP Pure, LP (a Delaware limited partnership) 100% HEP Pure                               100%
HEP Pure Acquisitions, LLC (a Delaware limited partnership)                               100%
HEC Petroleum Inc., (a Delaware corporation)                                              100%
HEP Partners, LP (a Delaware limited partnership)                                         100%
Hallwood Exploration Company Peru, LLC (a Delaware limited liability corporation)         100%
HEP San Juan, LLC (a Colorado limited liability corporation)                              100%
La Plata Associates, LLC (a Colorado limited liability corporation)                       100%
HEC La Plata, LLC (a Colorado limited liability corporation)                              100%
44 Canyon, LLC (a Colorado limited liability corporation                                  100%
Pure LaPice, Inc. (a Delaware corporation)                                                100%
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